                                                                    EXHIBIT 24.1


                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as her true and lawful attorney, in her name, place and stead to execute on her behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as she could do herself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.


                                                     /s/ Diane C. Harris
                                                     ---------------------------
                                                     Diane C. Harris



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                               /s/ George T. Haymaker, Jr.
                                               ---------------------------------
                                               George T. Haymaker, Jr.



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                                   /s/ Charles M. Rampacek
                                                   -----------------------------
                                                   Charles M. Rampacek



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                           /s/ William C. Rusnack
                                           ----------------------------
                                           William C. Rusnack



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                                  /s/ Kevin E. Sheehan
                                                  ------------------------------
                                                  Kevin E. Sheehan



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                                  /s/ Bernard G. Rethore
                                                  ------------------------------
                                                  Bernard G. Rethore



Dated:  June 18, 1998

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY


The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as his true and lawful attorney, in his name, place and stead to execute on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statement on Form S-8 for shares of the Company's common stock to be issued pursuant to The Duriron Company, Inc., Pump and Foundry Divisions Hourly Employees Savings and Thrift Plan, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.


                                                 /s/ William M. Jordan
                                                 -------------------------------
                                                 William M. Jordan



Dated:  June 18, 1998